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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                   F O R M   8 - K


                                    CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   April 22, 1997
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                                 PERCEPTRONICS, INC.
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                (Exact name of registrant as specified in its charter)


                                       Delaware
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                    (State or other jurisdiction of incorporation)


        0-12392                                             95-2577731
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  (Commission File Number)                     (IRS Employer Identification No.)


   21010 Erwin Street, Woodland Hills, California               91367
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   (Address of principal executive offices)                  (Zip Code)




Registrant's telephone number, including area code   (818) 884-7470
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            (Former name or former address, if changed since last report)

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Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     The Company reported by Form 8-K (Date of Event December 1, 1994) that on December 1, 1994 the Company terminated the engagement of Ernst & Young as its independent accounting firm.

     The Company's financial statements for the years ended March 31, 1994, 1995 and 1996 were not audited.

     On April 22, 1997, the Company retained Beckman & Associates (now Beckman Kirkland & Whitney) as its independent accounting firm to audit its financial statements for the year ended March 31, 1997. Beckman & Associates issued its report on such financial statements on October 24, 1997.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 1998                            Perceptronics, Inc.
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                                               /S/ Robert E. Anderson
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                                               Robert E. Anderson
                                               Senior Vice President and
                                               Chief Financial Officer
                                               (Principal Financial &
                                               Accounting Officer)